SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 30, 2003

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                       STARTECH ENVIRONMENTAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Colorado                      0-25312                84-1286576
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


             15 Old Danbury Road
                  Suite 203
                  Wilton, CT                                         06897
   (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (203) 762-2499


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                       Startech Environmental Corporation
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
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Item 5      .................................................................3

Item 7      .................................................................3

Signature        ............................................................4




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

Item 5.

      On August 1, 2003, Startech Environmental Corporation, a Colorado corporation, issued a press release announcing certain modifications to the Stock Purchase Agreement entered into with Northshore Asset Management, LLC on July 22, 2003. A copy of Startech's press release is attached hereto as Exhibit 99.1.

Item 7.    Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated August 1, 2003, entitled "Startech Environmental Corporation (OTC:BB "STHK") and Northshore Asset Management, LLC agree to modify certain private placement terms."





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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Startech Environmental Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2003

                                 Startech Environmental Corporation



                                 By: /s/ Joseph F. Longo
                                    -----------------------------
                                    Joseph F. Longo
                                    Chief Operating Officer



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